                                                                EXHIBIT 10.5

                                    SUBLEASE

                           (3290 West Bayshore Avenue)

        This sublease ("Sublease") is executed this 21st day of August, 2001, by and between Connetics Corporation, a Delaware corporation (the "Sublessor"), and Respond.com, Inc., a Delaware corporation (the "Sublessee").

                                    RECITALS

        A. West Bayshore Associates, a general partnership, Sigrid S. Banks, Frank Lee Crist, Jr., Allen W. Koering and George O. McKee, as landlord (collectively, "Lessor"), and Sublessee, as tenant, executed a lease dated November 20, 1998 (the "Master Lease") with respect to approximately 28,968 rentable square feet of the building located at 3290 West Bayshore Avenue, Palo Alto, California, as such premises are more fully described in the Master Lease ("Master Premises") which is attached as Exhibit A hereto and made a part hereof;

        B. Pursuant to that certain Assignment of Lease dated as of the date hereof by and between Sublessee, as assignor, and Sublessor, as assignee (the "Assignment") attached as Exhibit B hereto and made a part hereof, Sublessor is the successor in interest to Sublessee's interest as tenant under the Master Lease;

        C. Pursuant to that certain Sublease dated as of the date hereof by and between Sublessor, as sublessor, and Sublessee, as sublessee, (the "3294 Sublease") attached as Exhibit C hereto and made a part hereof, Sublessee will be subleasing from Sublessor a portion of the premises located at 3294 West Bayshore Avenue, Palo Alto (the "3294 Premises"), which premises are adjacent to the Master Premises, all upon the terms and conditions set forth in the 3294 Sublease;

        D. Sublessor desires to sublease to Sublessee a portion of the Master Premises, and Sublessee desires to lease a portion of the Master Premises from Sublessor, subject to the terms and conditions of this Sublease; and,

        E. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Master Lease.

        THEREFORE, Sublessor and Sublessee agree as follows:

                       LEASING AND DESCRIPTION OF PROPERTY

        1. Subject to the terms, conditions, and covenants set forth in this Sublease, Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, approximately 21,000 square feet of the Master Premises, as shown as cross-hatched on Exhibit D attached hereto and made a part hereof (the "Subleased Premises").

                                      TERM

        2. The term of this Sublease shall commence on the Effective Date (as defined in Section 1 of the Assignment) (the "Commencement Date"), and shall terminate on the later to occur of (i) October 22, 2001 or (ii) the Commencement Date of the 3294 Sublease. Notwithstanding any provision of this Sublease to the contrary, if Sublessor has not delivered the 3294 Premises to Sublessee by December 1, 2001 for any reason, then Sublessee shall have the right to terminate this Sublease and upon receipt of such notice this Sublease shall terminate and Sublessor shall promptly thereafter return to Sublessee all sums previously paid or deposited by Sublessee hereunder.

                                      RENT

        3. Sublessee shall pay to Sublessor as rent for the Subleased Premises a rental of Ninety One Thousand Six Hundred Eighty Three and 72/100 dollars ($91,683.72) per month payable in advance on the first day of each calendar month during the term, commencing on the Commencement Date. Rent shall be paid to Sublessor at 3290 West Bayshore, Palo Alto, CA, or at any other place designated in writing by Sublessor. The installment rent payable for any portion of a calendar month shall be a pro rata portion of the installment payable for a full calendar month. Sublessee agrees that the payable monthly rental amount does not include any liability of Sublessor for Sublessee's prorated share of real property taxes and assessments (general and special), insurance, maintenance, Landlord management fee and such other costs and fees which are the responsibility of the Sublessor under Section 6(b) of the Master Lease, which amounts are invoiced separately by Lessor. Notwithstanding the foregoing, from and after October 22, 2001, the rent hereunder shall be reduced to Twenty Seven Thousand Six Hundred Ninety Eight and 81/100 dollars ($27,698.81) per month.

                                SECURITY DEPOSIT

        4. Sublessee has previously deposited with Sublessor the total sum of Three Hundred Four Thousand Nine Hundred Ninety Six and 16/100 dollars ($304,996.16) as a security deposit (the "Security Deposit"). If Sublessee defaults with respect to any provision of this Sublease, including, but not limited to, the provisions relating to rent, Sublessor may (but shall not be required to) use or apply all or any part of the Security Deposit for the payment of rent or any other sum in default hereunder. If any portion of the Security Deposit is so used or applied, Sublessee shall, within (5) days after written demand therefore, deposit cash with Sublessor in an amount sufficient to restore the Security Deposit to its original amount. Upon the Commencement Date of the 3294 Sublease, the Security Deposit, or so much thereof which has not been used or applied by Sublessor pursuant to this Section 4, shall be deemed to be the security deposit required under the 3294 Sublease and shall be held by Sublessor pursuant to the terms and conditions of the 3294 Sublease. Notwithstanding the foregoing, if this Sublease terminates or expires prior to the Commencement Date of the 3294 Sublease, or if the 3294 Sublease is terminated prior to the Commencement Date thereof, then the Security Deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned to Sublessee promptly following the expiration or earlier termination of this Sublease, not to exceed ten (10) days after such termination or expiration.

                               ACCESS BY SUBLESSOR

        5. During the term hereof, Sublessor shall restrict its access to and from that portion of the Master Premises which is not the Subleased Premises (the "Sublessor's Premises") to the two (2) entrances located on the north side of the building, as depicted on Exhibit D. During the construction of the contemplated tenant improvements Sublessor intends to make within Sublessor's Premises (the "Tenant Improvements"), only Authorized Personnel of Sublessor shall have access to the Sublessor's Premises. "Authorized Personnel" as used in this Section 5 shall mean those employees, contractors, agents and suppliers of Sublessor who have been approved in writing by Sublessee and require access in order to complete the Tenant Improvements. The parties hereby acknowledge and agree that although the Subleased Premises will not be separately demised from Sublessor's Premises by a permanent interior wall, Sublessor will be installing a physical barrier between such premises as specified below, and each party hereto hereby agrees to prevent its employees, agents, assigns and contractors from entering into the premises of the other. In addition, the parties hereby agree as follows:

        (i) Prior to the commencement of any physical work associated with the Tenant Improvements, Sublessor shall install, to the satisfaction of Sublessee, physical barriers between the Sublessor's Premises and the Subleased Premises which shall designate the respective boundaries of each in the approximate locations shown on Exhibit D, and which shall minimize noise, dust and any disruption to Sublessee's operations;

        (ii) Prior to commencing any physical work associated with the Tenant Improvements which could result in dust infiltration in the ventilation system and areas outside the Sublessor's Premises, Sublessor shall install, to the satisfaction of the Sublessee, dust filters and other required barriers to minimize dust infiltration into the ventilation system and areas outside the Sublessor's Premises;

        (iii) Sublessor shall provide not less than seventy two (72) hours' written notice of any work that could impact the ordinary course of business for Sublessee including, but not limited to, power outages, parking restrictions, painting or chemical fumes and high audible construction. Such work which is determined by Sublessee to have a material impact on Sublessee's business operations will be scheduled on evenings and weekends;

        (iv) Sublessor and its Authorized Personnel shall have no right to use the kitchen or restroom facilities within the Subleased Premises during the term hereof. Sublessor shall provide its own temporary restroom and sanitary facilities during the term hereof.

        Sublessor hereby agrees that it shall indemnify, defend, protect and hold harmless Sublessee from and against any and all claims or liability for any injury or damage to any person or property, including any reasonable attorneys' fees, occurring in, on or about the Subleased Premises or the Sublessor's Premises to the extent such injury or damages is caused by its, or its employees', agents' or contractors' negligence or willful misconduct

                                 QUIET ENJOYMENT

        6. Sublessor covenants that Sublessee shall be entitled to quiet enjoyment of the Subleased Premises, provided that Sublessee complies with the terms of this Sublease.

                              CONDITION OF PREMISES

        7. Sublessee agrees that Sublessee's act of taking possession will be an acknowledgment that the Subleased Premises are in a tenantable condition. Sublessee shall maintain the Subleased Premises in accordance with the terms and conditions of the Master Lease, as incorporated below. Notwithstanding the foregoing, it is hereby acknowledged and agreed that Sublessee shall have no obligation to remove any portion of the tenant improvements, alterations or additions within the Subleased Premises upon the expiration or earlier termination of this Sublease, it being expressly understood and agreed that Sublessor has assumed all of Sublessee's rights and obligations as tenant under the Master Lease, pursuant to the terms of the Assignment. Sublessee shall have the right to leave all such tenant improvements, alterations and additions in their current "as is" condition upon the expiration or earlier termination of this Sublease; provided, however, that Sublessee shall remove the single exterior sign which is currently located on the exterior of the building near the main entrance.

                          APPLICABILITY OF MASTER LEASE

        8. Except as otherwise provided in this Sublease, all of the terms and provisions of the Master Lease are incorporated into and made a part of this Sublease, and the rights and obligations under the Master Lease are hereby imposed upon the parties hereto with respect to the Subleased Premises, the Sublessor being substituted for the Lessor or Landlord in the Master Lease and the Sublessee being substituted for the Tenant in the Master Lease and the Subleased Premises being substituted for the Premises in the Master Lease; provided, however, that the term "Landlord" in the following sections of the Master Lease shall mean (i) Lessor, not Sublessor: 11, 12, 13, 17(b), 21, 22, 25, and 32; and (ii) both Lessor and Sublessor: 15, 16, and 31. Notwithstanding the foregoing, the following sections of the Master Lease are not incorporated herein: 8 and 33. In the event of any conflict between the terms of this Sublease and the Master Lease, the terms and conditions of this Sublease shall control.

               SUBLESSEE'S RIGHTS REGARDING CONTINUING POSSESSION

        9. Sublessee shall have the right at any time, at Sublessor's expense, to take any action required to be taken, but not timely taken, by Sublessor, that may be necessary to prevent a default under the terms of the Master Lease. Nothing contained in this sublease shall be construed so as to deprive Sublessee of Sublessee's right to surrender or otherwise terminate this Sublease as provided by law.

                            OBLIGATIONS OF SUBLESSOR

        10. Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of Sublessor. Sublessor also agrees to pay all rentals and taxes as provided for in the Master Lease in accordance with its terms, and to comply with or perform all obligations under the Master Lease that Sublessee has not assumed under this Sublease. Further, Sublessor agrees not to modify or surrender the Master Lease without the prior written consent of Sublessee, which Sublessee may withhold in its sole discretion. Any modification or surrender made without that consent shall be null and void and shall have no effect on the rights of Sublessee under this Sublease. Except as otherwise set forth herein, Sublessor does not assume the obligations required to be kept or performed by the Lessor under the Master Lease.

                                    INSURANCE

        11. Sublessee shall maintain during the term hereof commercial general liability insurance in the amount of not less than $1,000,000 per occurrence and $2,000,000 in the annual aggregate. Sublessee shall provide Sublessor with a certificate of insurance prior to the Commencement Date. If any such insurance is significantly reduced or terminated prior to the term hereof, Sublessee shall immediately notify Sublessor of the same. Such insurance shall name Sublessor as an additional insured. Any policy carried by either party hereto affecting the Master Premises, Subleased Premises the contents of the same or the operations therein, shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss, if the same are obtainable without unreasonable cost.

                   TERMINATION OF MASTER LEASE/NON-DISTURBANCE

        12. In the event this Sublease terminates prior to the termination of the term hereof for any reason other than as a result of an event of default by Sublessee hereunder, then the Sublease shall continue in full force and effect, at Sublessee's option, as a direct lease between Lessor and Sublessee upon all the terms, covenants and conditions of this Sublease and Lessor shall recognize Sublessee's right to possession of the Subleased Premises as provided for in the Sublease and shall not disturb Sublessee's right to possession so long as an event of default does not exist in the performance of Sublessee's obligations under the Sublease.

                                 ATTORNEY'S FEES

        13. If any action or other proceeding arising out of this Sublease is commenced by either party to this Sublease concerning the Subleased Premises, then as between Sublessor and Sublessee, the prevailing party shall be entitled to receive from the other party, in addition to any other relief that may be granted, the reasonable attorney's fees, costs, and expenses incurred in the action or other proceeding by the prevailing party.

                                 CONFIDENTIALITY

        14. The parties hereto acknowledge that the terms of this Sublease are confidential and the parties hereby agree that the terms hereof as well as any and all discussions and negotiations related to the occupation of the Subleased Premises by Sublessee shall remain confidential and shall not be disclosed without the prior written consent of Sublessee.

                                  COUNTERPARTS

        15. This Sublease may be signed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one agreement.

        IN WITNESS WHEREOF, the parties have executed this Sublease as of the date first specified above.

                                        SUBLESSOR:

                                        Connetics Corporation,
                                        a Delaware corporation

                                        By: /s/ JOHN L. HIGGINS
                                           -------------------------------------

                                        Name: John L. Higgins
                                             -----------------------------------

                                        Its: CFO
                                            ------------------------------------







                                        SUBLESSEE:

                                        Respond.com, Inc.,
                                        a Delaware corporation

                                        By: /s/ DANA STALDER
                                           -------------------------------------

                                        Name: Dana Stalder
                                             -----------------------------------

                                        Its: CFO
                                            ------------------------------------

                                    SUBLEASE

                           (3294 West Bayshore Avenue)

        This sublease ("Sublease") is executed this 21st day of August, 2001, by and between Connetics Corporation, a Delaware corporation (the "Sublessor"), and Respond.com, Inc., a Delaware corporation (the "Sublessee").

                                    RECITALS

        A. West Bayshore Associates, a general partnership, Sigrid S. Banks, Frank Lee Crist, Jr., Allen W. Koering and George O. McKee, as lessor (collectively, "Lessor"), and Sublessor, as lessee, executed a lease dated November 20, 1998 (the "Master Lease");

        B. By the terms of the Master Lease, approximately 13,464 rentable square feet of the building located at 3294 West Bayshore Avenue, Palo Alto, California, as such premises are more fully described in the Master Lease ("Master Premises") attached as Exhibit A hereto and a made a part hereof, was leased to Sublessor for a term of thirty seven (37) months, commencing on January 1, 1999, and ending on January 31, 2002, subject to earlier termination as provided in the Master Lease;

        C. The term of the Master Lease has been extended in accordance with
Section 4 of the Master Lease for one (1) additional year such that the current expiration date is January 31, 2003, as such extension has been acknowledged by Lessor in the letter dated August 10, 2001, and attached as Exhibit B hereto and made a part hereof;

        D. Pursuant to the terms of that certain Sublease dated as of the date hereof by and between Sublessor, as sublessor, and Sublessee, as sublessee (the "3290 Sublease") attached as Exhibit C hereto and made a part hereof, Sublessee will be subleasing a portion of the premises located at 3290 West Bayshore Avenue, Palo Alto ("3290 Premises"), which premises are adjacent to the Master Premises, upon the terms and conditions of the 3290 Sublease.

        E. Sublessor desires to sublease to Sublessee a portion of the Master Premises, and Sublessee desires to lease a portion of the Master Premises from Sublessor; and,

        F. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Master Lease.

        THEREFORE, Sublessor and Sublessee agree as follows:

                       LEASING AND DESCRIPTION OF PROPERTY

        1. Subject to the terms, conditions, and covenants set forth in this Sublease, Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, approximately 13,200 square fee of the Master Premises as shown on Exhibit D attached hereto and made a part hereof (the "Subleased Premises").

                                      TERM

        2. The term of this Sublease shall commence on the later of (i) October 22, 2001, (ii) the date Sublessor delivers possession of the Subleased Premises to Sublessee, or (iii) the date of Lessor's written consent to this Sublease ("Commencement Date"), and shall end upon the expiration of the term of the Master Lease, as extended. Notwithstanding any other provision of this Sublease to the contrary, if the Commencement Date has not occurred by December 1, 2001 for any reason, then Sublessee may terminate this Sublease by providing written notice thereof to Sublessor, and upon Sublessor's receipt of such notice, this Sublease shall terminate, and Sublessor shall promptly return to Sublessee all sums previously paid or deposited by Sublessee.

                                      RENT

        3. Sublessee shall pay to Sublessor as rent for the Subleased Premises a rental of Twenty Seven Thousand Six Hundred Ninety Eight and 81/100 dollars ($27,698.81) per month payable in advance on the first day of each calendar month during the term, commencing on the Commencement Date. Rent shall be paid to Sublessor at 3290 West Bayshore, Palo Alto, CA, or at any other place designated in writing by Sublessor. The installment rent payable for any portion of a calendar month shall be a pro rata portion of the installment payable for a full calendar month. The amount of rental shall be subject to annual CPI increases as set forth in Section 6(a) of the Master Lease. Sublessee shall also pay its prorated share of real property taxes and assessments (general and special), insurance, maintenance, Landlord management fee and such other costs and fees set forth in Section 6(b) of the Master Lease.

                                SECURITY DEPOSIT

        4. (a) Pursuant to the 3290 Sublease, Sublessee has previously deposited with Sublessor the total sum of Three Hundred Four Thousand Nine Hundred Ninety Six and 16/100 dollars ($304,996.16) as a security deposit. Upon the Commencement Date, the security deposit held under the 3290 Sublease shall be deemed to be the security deposit under this Sublease (the "Security Deposit"). If any portion of the security deposit held under the 3290 Sublease has been used or applied by Sublessor in accordance with Section 4 of the 3290 Sublease, and Sublessee has not replenished such security deposit to the full amount required thereunder prior to the Commencement Date of this Sublease, then Sublessee agrees to deposit with Sublessor such additional sums as may be required such that the total Security Deposit held hereunder is $304,996.16. During the term hereof, if Sublessee defaults with respect to any provision of this Sublease, including, but not limited to, the provisions relating to rent, Sublessee may (but shall not be required to) use or apply all or any part of this security deposit for the payment of rent or any other sum in default. If any portion of said deposit is so used or applied, Sublessee shall, within (5) days after written demand therefore, deposit cash with Sublessor in an amount sufficient to restore the security deposit to its original amount. Upon the expiration or earlier termination of this Sublease, the Security Deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned to Sublessee promptly, and, in any event, not to exceed ten (10) days after such expiration or termination.

                (b) Notwithstanding the foregoing, the Security Deposit shall be reduced by Thirty Six Thousand Six Hundred Twenty Eight and 17/100 dollars ($36,628.17) each month during the last six (6) months of the term hereof, so long as Sublessee is not then in default hereunder, and has not been in default beyond any applicable notice and cure period during the six (6) month period immediately preceding such reduction. Each monthly reduction in the Security Deposit shall be applied or paid in the following order: (i) towards the monthly base rental next owing hereunder, and (ii) towards any other sums due from Sublessee to Sublessor.

                    USE OF PREMISES AND ACCESS TO SERVER ROOM

        5. (a) Sublessee shall use the Subleased Premises for the purposes set forth in the Master Lease and for no other purpose. The Subleased Premises do not include Sublessor's IT server facilities as shown as cross-hatched on Exhibit D ("Server Room"). During the term hereof, authorized personnel of Sublessor (not to exceed a total of six at any given time) shall have the right to access the Server Room through the Subleased Premises. "Authorized personnel" as used herein shall mean those employees of Sublessor the names of whom have been provided in writing to Sublessee, and who have been approved in writing by Sublessee. Sublessor shall not substitute any authorized personnel without the prior written approval of Sublessee. Any access through the Subleased Premises as provided herein shall be during normal business hours and Sublessee shall have the right to accompany any such authorized personnel through the Subleased Premises to the Server Room. Sublessor hereby agrees that it shall indemnify, defend, protect and hold harmless Sublessee from and against any and all claims or liability for any injury or damage to any person or property, including any reasonable attorneys' fees, occurring in, on or about the Subleased Premises or the Server Room to the extent such injury or damages is caused by its, or its employees', agents' or contractors' negligence or willful misconduct.

                (b) For purposes of this Section 5, the terms "Disclosing Party" and "Receiving Party" shall mean either Sublessor or Sublessee, as applicable. All information disclosed by the Disclosing Party to the Receiving Party during the term of this Sublease shall be deemed to be "Proprietary Information." In particular, Proprietary Information shall be deemed to include any trade secret, information, prices, technique, algorithm, computer program (source and object codes), design, drawing, formula or test data, relating to any research project, work in process, future development, engineering, manufacturing, marketing, servicing, financing or personnel matter relating to the Disclosing Party, its present or future products, sales, suppliers, clients, customers, employees, investors or business, whether in oral, written, graphic or electronic form. The term "Proprietary Information" as used in this Section 5 shall not be deemed to include information which the Receiving Party can demonstrate by competent written proof: (a) is now, or hereafter becomes, through no act or failure to act on the part of the Receiving Party, generally known or available; (b) is known by the Receiving Party at the time of receiving such information, as evidenced by its records; (c) is hereafter furnished to the Receiving Party by a third party, as a matter of right and without restriction on disclosure; or (d) is the subject of a written permission to disclose provided by the Disclosing Party. The Receiving Party shall maintain all Proprietary Information in trust and confidence and shall not disclose any Proprietary Information to any third party or use any Proprietary Information for any unauthorized purpose. The Receiving Party shall not use Proprietary Information for any purpose or in any manner which would constitute a violation of any laws or regulations, including without limitation the export control laws of the United States. No rights or licenses to trademarks, inventions, copyrights or patents are implied or granted hereunder. The Receiving Party shall advise its employees who might have access to Proprietary Information of the confidential nature thereof and agrees that its employees shall be bound by the terms of this Section 5. The Receiving Party agrees to indemnify the Disclosing Party for any loss or damage suffered as a result of any breach by the Receiving Party of the terms of this Section 5, including any reasonable fees incurred by the Disclosing Party in the collection of such indemnity.

                                 QUIET ENJOYMENT

        6. Sublessor covenants that Sublessee shall be entitled to quiet enjoyment of the Subleased Premises, provided that Sublessee complies with the terms of this Sublease.

                              CONDITION OF PREMISES

        7 Sublessee agrees that Sublessee's act of taking possession will be an acknowledgment that the Subleased Premises are in a tenantable condition. Sublessee shall maintain the Subleased Premises in accordance with the terms and conditions of the Master Lease, as incorporated below, provided, however, that Sublessee shall have the right to surrender the Subleased Premises in the current "as is" condition upon the expiration or earlier termination of this Sublease, and shall have no obligation to remove any portion of the tenant improvements, alterations or other additions made to the Subleased Premises by any party other than Sublessee.

                          APPLICABILITY OF MASTER LEASE

        8. Except as otherwise provided in this Sublease, all of the terms and provisions of the Master Lease are incorporated into and made a part of this Sublease, and the rights and obligations under the Master Lease are hereby imposed upon the parties hereto with respect to the Subleased Premises, the Sublessor being substituted for the Lessor or Landlord in the Master Lease and the Sublessee being substituted for the Tenant in the Master Lease and the Subleased Premises being substituted for the Premises in the Master Lease; provided, however, that the term "Landlord" in the following sections of the Master Lease shall mean (i) Lessor, not Sublessor: 11, 12, 13, 17(b), 21, 22, 25, and 32; and (ii) both Lessor and Sublessor: 15, 16, and 31. Notwithstanding the foregoing, the following sections of the Master Lease are not incorporated herein: 8 and 33. In the event of any conflict between the terms of this Sublease and the Master Lease, the terms and conditions of this Sublease shall control.

               SUBLESSEE'S RIGHTS REGARDING CONTINUING POSSESSION

        9. Sublessee shall have the right at any time, at Sublessor's expense, to take any action required to be taken, but not timely taken, by Sublessor, that may be necessary to prevent a default under the terms of the Master Lease. If Sublessor is provided with the right, under the terms of the Master Lease, to terminate the Master Lease before the expiration of its term, Sublessee rather than Sublessor shall have the right to make that decision. Nothing contained in this sublease shall be construed so as to deprive Sublessee of Sublessee's right to surrender or otherwise terminate this Sublease as provided by law.

                            OBLIGATIONS OF SUBLESSOR

        10. Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of Sublessor. Sublessor also agrees to pay all rentals and taxes as provided for in the Master Lease in accordance with its terms, and to comply with or perform all obligations under the Master Lease that Sublessee has not assumed under this Sublease. Further, Sublessor agrees not to modify or surrender the Master Lease without the prior written consent of Sublessee, which Sublessee may withhold in its sole discretion. Any modification or surrender made without that consent shall be null and void and shall have no effect on the rights of Sublessee under this Sublease. Except as otherwise set forth herein, Sublessor does not assume the obligations required to be kept or performed by the Lessor under the Master Lease.

                           EARLY OCCUPANCY, INSURANCE

        11. (a) Sublessee shall have the right to occupy the Subleased Premises for a period of five (5) business days prior to the Commencement Date, without any obligation to pay any rental or other sums specified hereunder, for the purpose of installing its data lines, telecommunications lines, and other cabling. Sublessee shall use commercially reasonable efforts to minimize any disruption of Sublessor's business operations during such installation.

                (b) Sublessee shall maintain during the term hereof commercial general liability insurance in the amount of not less than $1,000,000 per occurrence and $2,000,000 in the annual aggregate. Sublessee shall provide Sublessor with a certificate of insurance prior to the Commencement Date. If any such insurance is significantly reduced or terminated prior to the term hereof, Sublessee shall immediately notify Sublessor of the same. Such insurance shall name Sublessor as an additional insured. Any policy carried by either party hereto affecting the Master Premises, Subleased Premises the contents of the same or the operations therein, shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss, if the same are obtainable without unreasonable cost.

                   TERMINATION OF MASTER LEASE/NON-DISTURBANCE

        12. In the event this Sublease terminates prior to the termination of the term hereof for any reason other than as a result of an event of default by Sublessee hereunder, then the Sublease shall continue in full force and effect, at Sublessee's option, as a direct lease between Lessor and Sublessee upon all the terms, covenants and conditions of this Sublease and Lessor shall recognize Sublessee's right to possession of the Subleased Premises as provided for in the Sublease and shall not disturb Sublessee's right to possession so long as an event of default does not exist in the performance of Sublessee's obligations under the Sublease.

                                 ATTORNEY'S FEES

        13. If any action or other proceeding arising out of this Sublease is commenced by either party to this Sublease concerning the Subleased Premises, then as between Sublessor and Sublessee, the prevailing party shall be entitled to receive from the other party, in addition to any other relief that may be granted, the reasonable attorney's fees, costs, and expenses incurred in the action or other proceeding by the prevailing party.

                                 CONFIDENTIALITY

        14. The parties hereto acknowledge that the terms of this Sublease are confidential and the parties hereby agree that the terms hereof as well as any and all discussions and negotiations related to the occupation of the Subleased Premises by Sublessee shall remain confidential and shall not be disclosed without the prior written



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

consent of Sublessee.

                                  COUNTERPARTS

        15. This Sublease may be signed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one agreement.



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

        IN WITNESS WHEREOF, the parties have executed this Sublease as of the date first specified above.

                                        SUBLESSOR:

                                        Connetics Corporation,
                                        a Delaware corporation

                                        By: /s/ JOHN L. HIGGINS
                                           -------------------------------------

                                        Name: John L. Higgins
                                             -----------------------------------

                                        Its: CFO
                                            ------------------------------------





                                        SUBLESSEE:

                                        Respond.com, Inc.,
                                        a Delaware corporation

                                        By: /s/ DANA STALDER
                                           -------------------------------------

                                        Name: Dana Stalder
                                             -----------------------------------

                                        Its: CFO
                                            ------------------------------------




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